Exhibit (q)(6)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of Greater China Growth Portfolio, a New York trust, hereby constitutes and appoints Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me, in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Growth Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

       Signature                        Title                          Date
       ---------                        -----                          ----

/s/ Robert Lloyd George      President, Trustee and Principal
---------------------------         Executive Officer               July 1, 2003
Robert Lloyd George


/s/ William J. Austin, Jr.   Treasurer and Principal Financial
---------------------------       and Accounting Officer            July 1, 2003
William J. Austin, Jr.


/s/ Jessica M. Bibliowicz
---------------------------            Trustee                      July 1, 2003
Jessica M. Bibliowicz


/s/ Edward K. Y. Chen
---------------------------            Trustee                      July 1, 2003
Edward K.Y. Chen


/s/ James B. Hawkes
---------------------------            Trustee                      July 1, 2003
James B. Hawkes


/s/ Samuel L. Hayes, III
---------------------------            Trustee                      July 1, 2003
Samuel L. Hayes, III


/s/ William H. Park
---------------------------            Trustee                      July 1, 2003
William H. Park


/s/ Ronald A. Pearlman
---------------------------            Trustee                      July 1, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
---------------------------            Trustee                      July 1, 2003
Norton H. Reamer


/s/ Lynn A. Stout
---------------------------            Trustee                      July 1, 2003
Lynn A. Stout